UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

QUALITY DISTRIBUTION, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

On June 17, 2015, Quality Carriers, Inc., a wholly owned subsidiary of Quality Distribution, Inc. issued the following communication to certain of its customers:

Dear Valued Customer:

We are writing to inform you of a transaction involving the corporate parent of Quality Carriers, Inc. (“Quality Carriers”). Quality Carrier’s corporate parent, Quality Distribution, Inc. (Nasdaq:QLTY) (“Quality Distribution”), a North American logistics and transportation provider with market leading businesses, has entered into a definitive agreement for the acquisition of Quality Distribution by funds advised by Apax Partners, LLP. (“Apax”), a private equity firm. The transaction is expected to be completed in the third quarter of 2015. The press release announcing the transaction can be found at:

http://investor.shareholder.com/qualitydistribution/releasedetail.cfm?ReleaseID=911494.

Upon closing of the transaction, Quality Carrier’s business will continue in the same manner as before the transaction. Quality Carriers will retain all of its current officers and employees and will continue to carry on its business in New Jersey, honoring all of its contracts. There will be no disruption of service, change in rates or other impacts to you as a customer of Quality Carriers as a result of the transaction. If you have any questions about the proposed transaction, please contact me at [redacted] at your convenience. We look forward to continuing to serve you.

Forward-Looking Statements

This communication contains, and other written or oral statements made by or on behalf of Quality Distribution, Inc. (“Quality”) may include, forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, we or our executive officers on our behalf, may from time to time make forward-looking statements in reports and other documents that are filed with the Securities and Exchange Commission (the “SEC”) or in connection with oral statements made to the press, potential investors or others. Specifically, forward-looking statements may include, but are not limited to, statements relating to our future economic performance, business prospects, revenue, income, and financial condition; and statements preceded by, followed by, or that include the words “expects,” “believes,” “intends,” “will,” “anticipates,” and similar terms that relate to future events, performance, or our results. Examples of forward-looking statements in this communication include, but are not limited to, statements about the price, terms and closing date of the proposed transaction and statements regarding shareholder and regulatory approvals. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results, expectations, or outcomes to differ materially from our historical experience as well as management’s present expectations or projections. These risks and uncertainties include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the inability to complete the proposed merger due to the failure to obtain the Company Requisite Vote or the failure to satisfy other conditions of the proposed merger within the proposed timeframe or at all; (iii) the failure to obtain the necessary financing arrangements as set forth in the debt and equity commitment letters delivered pursuant to the merger agreement, or the failure of the proposed merger to close for any other reason; (iv) risks related to disruption of management’s attention from Quality’s ongoing business operations due to the transaction; (v) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted against Quality and others relating to the merger agreement; (vi) the risk that the pendency of the proposed merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the pendency of the proposed merger; (vii) the effect of the announcement of the proposed merger on Quality’s relationships with its customers, operating results and business generally; and (viii) the amount of the costs, fees, expenses and charges related to the proposed merger. Consider these factors carefully in evaluating the forward-looking statements. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in Quality’s Annual Report on Form 10—K for the fiscal year ended December 31, 2014, which was filed with the SEC on March 13, 2015. The forward-looking statements represent Quality’s views as of the date on which such statements were made and Quality undertakes no obligation to publicly update such forward-looking statements.

Participants in the Solicitation

Quality and its directors, executive officers and certain other members of management and employees of Quality may be deemed to be “participants” in the solicitation of proxies from the shareholders of Quality in connection with the proposed merger. Information regarding the interests of the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of Quality in connection with the proposed merger, which may be different than those of Quality’s shareholders generally, will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. Shareholders can find information about Quality and its directors and executive officers and their ownership of Quality’s common stock in Quality’s annual report on Form 10-K for the fiscal year ended December 31, 2014 and in its definitive proxy statement relating to its 2015 annual meeting of stockholders filed with the SEC on April 24, 2015. Additional information regarding the interests of such individuals in the proposed merger will be included in the proxy statement relating to the merger when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and Quality’s website at https://www.qualitydistribution.com/.

Important Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Quality by certain funds advised by Apax. In connection with the proposed transaction, Quality has filed a preliminary proxy statement with the SEC on June 8, 2015, in connection with the solicitation of proxies from the Company’s shareholders. When completed, a definitive proxy statement and a form of proxy will be filed with the SEC and mailed to the Company’s stockholders. QUALITY STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PRELIMINARY PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC IN THEIR ENTIRETY AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain a free copy of the definitive proxy statement (when it becomes available) and other relevant documents filed by Quality with the SEC at the SEC’s Web site at http://www.sec.gov. The definitive proxy statement and such other documents filed by Quality with the SEC may also be obtained for free from the Investor Relations section of Quality’s web site (https://www.qualitydistribution.com/) or by directing a request to: Quality Distribution, Inc., 4041 Park Oaks Blvd., Suite 200, Tampa, FL 33610, Attention: Investor Relations.

Quality and its respective directors, executive officers and other members of their respective management may be deemed to be participants in the solicitation of proxies from Quality’s stockholders in connection with the proposed transaction. Information concerning the interests of persons who may, under the rules of the SEC, be considered participants in the solicitation of stockholders of Quality in connection with the proposed transaction, which may be different than those of Quality’s stockholders generally, will be set forth in the proxy statement and other relevant documents to be filed with the SEC. Stockholders can find information about Quality and its directors and executive officers and their ownership of Quality stock in Quality’s annual report on Form 10-K for the fiscal year ended December 31, 2014 and in its definitive proxy statement relating to its 2015 annual meeting of stockholders filed with the SEC on April 24, 2015. Additional information regarding the interests of such individuals in the proposed transaction is included in the proxy statement filed with the SEC in connection with the proposed transaction.